                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 28, 1996

                         COMMISSION FILE NUMBER 0-26820


                              TERA COMPUTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 Washington                               93-0962605
         (State or other jurisdiction of               (I.R.S. Employer
         incorporation or organization)                Identification No.)

         2815 Eastlake Ave East, Seattle, Washington          98102-3027
         (Address of principal executive office)              (Zip Code)

       Registrants's telephone number, including area code: (206) 325-0800

                                      None
          (Former name or former address, if changed since last report)

                              TERA COMPUTER COMPANY
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                   (unaudited)

                                                                                      5/31/96
                                                                    -------------------------------------------
                                                                                        PRO
                                                                        ACTUAL        FORMA (1)      ADJUSTED
                                                                    --------------  -------------  ------------
                                                                                         net
      ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                        $    3,908,918  $   2,028,390  $  5,937,308
   Accounts receivable                                                      23,448                       23,448
   Advances to suppliers                                                   317,562                      317,562
   Other assets                                                             77,067                       77,067
                                                                    --------------                 ------------
                   Total current assets                                  4,326,995                    6,355,385

PROPERTY AND EQUIPMENT, NET                                              1,453,795                    1,453,795
LEASE DEPOSITS                                                             218,725                      218,725
                                                                    --------------                 ------------
                   TOTAL                                            $    5,999,515                 $  8,027,905
                                                                    ==============                 ============

LIABILITIES AND SHAREHOLDERS' EQUITY
 (NET CAPITAL DEFICIENCY)
CURRENT LIABILITIES:
   Accounts payable                                                 $      581,047                 $    581,047
   Accrued payroll and related expenses                                  1,569,856                    1,569,856
   Potential contract adjustments                                          250,000                      250,000
   Current portion of obligations under capital leases                     656,548                      656,548
                                                                    --------------                 ------------
                   Total current liabilities                             3,057,451                    3,057,451

OBLIGATIONS UNDER CAPITAL LEASES:
   less current portion                                                    109,477                      109,477

SHAREHOLDERS' EQUITY (NET CAPITAL DEFICIENCY):
   Convertible preferred stock - Authorized, 5,000,000 shares;
       issued and outstanding;  2,256,458 shares (1)                     4,646,027      2,028,390     6,674,417
   Common stock, par $.01 - Authorized, 25,000,000 shares;
       issued and outstanding, 3,889,455 and 3,936,843 shares           19,137,406                   19,137,406
   Accumulated deficit                                                 (20,950,846)                 (20,950,846)
                                                                     --------------                 ------------
                                                                         2,832,587                    4,860,977
                   TOTAL                                            $    5,999,515                 $  8,027,905
                                                                    ==============                 ============

  (1)  Shows net proceeds of private placement received as of June 28, 1996.

                              TERA COMPUTER COMPANY
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                                   (unaudited)

                                                               PERIOD FROM
                                           FIVE                 DECEMBER 7,
                                          MONTHS             1987 (INCEPTION)
                                          ENDED                  THROUGH
                                          MAY 31,                 MAY 31,
                                           1996                    1996
                                        -----------            ------------
OPERATING EXPENSES:
  Research and development              $(5,380,357)           $(33,509,810)
  Marketing and sales                      (233,519)             (1,399,477)
  General and administrative               (401,064)             (4,156,363)
                                        -----------            ------------
                                         (6,014,940)            (39,065,650)
RESEARCH FUNDING                             17,358              18,486,967
                                        -----------            ------------
    Net operating expense                (5,997,582)            (20,578,683)

OTHER INCOME (EXPENSE)                       14,487                (372,163)

NET LOSS                                $(5,983,095)           $(20,950,846)
                                        ===========            ============

ITEM 5.  OTHER EVENTS

      The Company has engaged H.J. Meyers & Co., Inc. of Rochester, New York, to act as the Company's Sales Agent to raise a minimum of $2,500,000 up to $8,000,000 of funds in an "All Accredited Investor" private placement of Units, each Unit consisting of two shares of Series A Convertible Preferred Stock and one Redeemable Common Stock Purchase Warrant. To date a total of $7,672,000 has been raised, of which $6,674,000 has been received by the Company net of offering fees and expenses. The Company is continuing this private placement and expects to raise all or nearly all of the $8,000,000 maximum.

      The Company's unaudited balance sheet as of May 31, 1996, with the pro forma application of funds received to date from the private placement, and the Company's internal statement of operations for the five months ended May 31, 1996, are attached. The financial statements are without notes or adjustments and the results of operations for the five months ended May 31, 1996 are not necessarily indicative of the results for the entire year.

EXHIBIT 7.  EXHIBITS

         1. Pro forma balance sheet (unaudited) as of May 31, 1996.

         2. Statement of Operations (unaudited) for the five months ended May 31, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TERA COMPUTER COMPANY

                                          By:       JAMES E. ROTTSOLK
                                             -----------------------------------
                                                    James E. Rottsolk
                                                    Chief Executive Officer
                                                    and Chief Financial Officer

Date:  July 1, 1996